Exhibit 99.1

Investor Presentation Third Quarter 2022 Highlights F&M Trust Franklin Financial Services Corporation

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M Trust Franklin Financial Services Corporation 2

CEO Comments We were pleased to see growth in both loans outstanding and our net interest margin (NIM) during the third quarter which resulted in an increase in net income when comparing linked quarters. Deposit balances continued to grow, though we do expect to see the growth in deposits level off or even contract slightly. As we move forward, we will be focused on our interest rate strategies to protect and enhance NIM as we expect to see deposit rates increase over the next four quarters. We are also focused on the effect that higher market interest rates are having on the accumulated other comprehensive income (AOCI) component of our balance sheet. Higher market interest rates have produced a negative AOCI balance which affects book capital. While the negative AOCI does not impact our regulatory capital measurements, and the Bank remains well capitalized under regulatory standards, we continue to monitor this position. The third quarter of 2022 was also noteworthy as the company completed its move to a new headquarters in Chambersburg and went live with Salesforce. Both should bring about enhanced communication between team members to the ultimate benefit of our customers and shareholders. Sincerely, F&M Trust Franklin Financial Services Corporation 3

Mission, Vision & Core Values Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our customers, communities and shareholders. We will be the financial services leader in the markets we serve. Core Values The employees, officers and directors are committed to the core values of integrity, teamwork, excellence, accountability and concern for our customers and the communities we serve. F&M Trust Franklin Financial Services Corporation 4

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is a holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.85 billion as of September 30, 2022 As of September 30, 2022, Franklin Financial reported $915.1 million in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M Trust Franklin Financial Services Corporation 5

A Market Share Leader Huntington County Fulton County Franklin County Cumberland County Washington County F&M Trust Headquarters Harrisburn 22 locations in Franklin, Cumberland, Fulton, and Huntingdon counties PA, and Washington County MD. #1 Deposit Market Share in Chambersburg (53.5%) #1 Deposit Market Share in Franklin County (40.5%) #2 Deposit Market Share in Fulton County (36.4%) Began operation in MD in June 2022 F&M Trust Franklin Financial Services Corporation 6 Source: Federal Deposit Insurance Corporation; Deposit Market Share Report; June 30, 2022

Experienced and Cohesive Executive Team

Executive	Title	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry	*President & Chief Executive Officer*	**40**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar	*Executive Vice President, Chief Financial Officer & Treasurer*	**34**	1994	*ValleyBank & Trust*
Lorie Heckman	*Senior Vice President, Chief Risk Officer*	**36**	1986	
Steven D. Butz	*Senior Vice President, Chief Commercial Services Officer*	**37**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA	*Senior Vice President, Chief Investment & Trust Services Officer*	**29**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Louis J. Giustini	*Senior Vice President, Chief Retail Services Officer*	**34**	2022	*Hagerstown Trust, Columbia Bank, Fulton Bank*

F&M TRUST Franklin Financial Services Corporation
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Experienced and Cohesive Executive Team Executive Title Years of Banking Experience Joined F&M Trust Prior Experience Karen K. Carmack, DM Senior Vice President, Chief Human Resources Officer 27 2000 ACNB Matthew D. Weaver Senior Vice President, Chief Marketing Officer 22 2014 Susquehanna Bank, Clifton LarsonAllen, IMRE Joseph C. Lieb* Senior Vice President, Chief Technology Officer 36 2015 Commonwealth Bank, Jonestown Bank, Integrity Bank David Long Senior Vice President, Chief Technology Officer 15 2022 Howard Bank F&M Trust Franklin Financial Services Corporation 8 *Retiring in December 2022

Well-Established Company Market share leader in core deposit, loan, and asset-management segments in economically stable and historically growing markets New executive team members with extensive banking industry experience and market knowledge, adding to an experienced management team Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management, and neutral to slightly asset-sensitive balance sheet positioned to benefit from rising interest rates Stable, low-cost core deposit base and strong liquidity position, which becomes more valuable in a rising rate environment A well-diversified loan portfolio with an emphasis on small-business relationships without reliance on participation loans Accelerating digital transformation and technology adoption to support business continuity F&M Trust Franklin Financial Services Corporation 9

YTD Financial Updates Net interest income was $37.0 million compared to $33.3 million for the year-to-date period in 2021 Continue to adjust deposit rates in response to market conditions Net interest margin was 3.28% for the third quarter compared to 2.89% for the same period in 2021 and 2.96% year-to-date compared to 2.91% for the same period in 2021 Provision for loan loss was $0 for the third quarter and year-to-date period of 2022 Allowance for loan loss ratio of 1.43%; non-performing asset ratio of 0.30% Capital position remained strong with a total risk-based capital ratio of 17.34% and a leverage ratio of 8.59% Maintained the dividend at $0.32 per share for the fourth quarter of 2022 F&M Trust Franklin Financial Services Corporation 10

YTD Financial Updates Loan-to-deposit ratio of 63% is up slightly and enhances liquidity position and allows for lending opportunities at higher interest rates Fee income from new mortgages originated for sale in the secondary market decreased $1.2 million over the same period in 2021 Deposits increased 7.6% over year-end 2021, with interest-bearing checking accounts showing the largest increase A new retail checking account lineup introduced in 2021 helped to generate a 17% increase in deposit fees year over the year Focusing on the value of relationships and aided by technology, eliminated non-sufficient fund, continuous overdraft and return deposit item processing fees on consumer accounts, which will have a negative impact on deposit fee income F&M Trust Franklin Financial Services Corporation 11

Digital Transformation Registered Zelle® users increased 23.0% and mobile banking users increased 4.5% from the same period in 2021 as customers continue to transition to digital banking channels Introduced MX Personal Finance and Credit Score powered by SavvyMoney® as online and mobile banking enhancements, improving bank’s reach to customers Treasury services has improved digital solutions to help business customers streamline payment and collection processes, manage liquidity, and prevent fraud, resulting in increased fee income and deposits Business online banking customers increased 13.4% from the same period in 2021 Utilize AI-driven predictive modeling to deliver targeted marketing content through the bank’s online and mobile banking platforms, website, and at the point-of-sale F&M Trust Franklin Financial Services Corporation 12

Outlook for the Remainder of 2022 Continue building for the future by making investments in our physical, technological, and sales infrastructure including: Further integration of Salesforce, a digital sales platform used throughout the bank Expanding our banking presence in Hagerstown, MD Enhancing our team of employees with the addition of several key positions and expanded training Continue to transition commercial and consumer customers to digital banking and call center channels for day-to-day financial needs Increased competition for quality credit in the market will challenge loan demand Rising deposit rates will challenge expansion of NIM F&M Trust Franklin Financial Services Corporation 13

Outlook for the Remainder of 2022 Fee income generated by the Investment & Trust Services business line will be challenged due to the current downward trend in the equity and bond markets but will be offset by the origination of new customers and cost controls that are in place A focus on cross-selling between Commercial, Retail, and Investment & Trust Services lines of business will yield new opportunities across the bank with our existing customers F&M Trust Franklin Financial Services Corporation 14

Summary The Company is well capitalized and positioned to successfully work through the current complex social and economic conditions to the benefit of our customers and shareholders Liquidity remains strong with additional resources available if needed Asset quality is good with continued improvement and the Company is well provisioned for losses should they occur in future quarters The Company is actively working to bring more digitally based products and services to its customers The Company is positioning for future growth and expansion following the completed consolidation and move to a new corporate headquarters and operations center, the addition of Salesforce, transitioning of senior leadership, and a new full-service community office in Maryland F&M Trust Franklin Financial Services Corporation 15

Financial Updates Third Quarter Ended September 30, 2022 16 F&M Trust Franklin Financial Services Corporation

Balance Sheet Highlights Dollars in Thousands (000’s) 9/30/2022 6/30/2022 12/31/2021 12/31/2020 Total Assets $1,847,162 $1,832,296 $1,773,806 $1,535,038 Cash and Cash Equiv. $210,156 $198,269 $175,149 $57,146 Investments $492,467 $510,282 $530,292 $397,331 Net Loans $1,033,518 $1,019,608 $983,746 $992,915 Deposits $1,704,983 $1,679,187 $1,584,359 $1,354,573 Shareholders’ Equity $108,151 $121,797 $157,065 $145,176 F&M Trust Franklin Financial Services Corporation 17

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 9/30/2022 Quarter Ended 6/30/2022 Quarter Ended 9/30/2021 Interest Income $15,043 $12,875 $12,304 Interest Expense $980 $764 $710 Provision for Losses -- -- -- Noninterest Income1 $3,739 $4,106 $4,397 Noninterest Expense $12,200 $12,029 $10,986 Net Income $4,631 $3,578 $5,862 F&M Trust Franklin Financial Services Corporation 18 1Excludes net securities gains/losses in all periods and gain on sale of premises in 3Q 2021

Key Performance Measures Percent (%) Quarter Ended 9/30/2022 Quarter Ended 6/30/2022 Quarter Ended 9/30/2021 Return on Avg. Assets 1.00 0.79 1.37 Return on Avg. Equity 14.86 11.11 15.20 Efficiency Ratio1 67.23 72.61 67.17 Net Interest Margin 3.28 2.90 2.89 Noninterest Inc2 / Operating Revenue 21.00 25.32 27.50 F&M Trust Franklin Financial Services Corporation 19 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains in all periods and gain on sale of premises in 3Q 2021

Balance Sheet Strength Percent (%) Quarter Ended 9/30/2022 Quarter Ended 6/30/2022 Quarter Ended 9/30/2021 Risk-Based Capital Ratio (Total) 17.34 17.36 18.16 Leverage Ratio (Tier 1) 8.59 8.53 8.53 Common Equity Ratio (Tier 1) 14.29 14.30 14.91 Tangible Common Equity Ratio 5.39 6.19 8.35 Nonperforming Assets1 / Total Assets 0.30 0.31 0.50 Allowance for Loan Loss as a % of Loans 1.43 1.45 1.51 Allowance to Nonperforming Loans 268.33 263.05 177.95 F&M Trust Franklin Financial Services Corporation 20 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned

Market Statistics Per Share Measure / Market Valuation Quarter Ended 9/30/2022 Quarter Ended 6/30/2022 Quarter Ended 9/30/2021 Diluted Earnings Per Share $1.05 $0.80 $1.31 Cash Dividend Yield 4.06% 4.24% 3.90% Regular Cash Dividends Paid $0.32 $0.32 $0.32 Dividend Payout Ratio 30.36% 39.88% 24.12% Market Value Per Share $31.56 $30.16 $31.77 Book Value $24.60 $27.54 $34.49 Tangible Book Value1 $22.55 $25.50 $32.46 Market Cap ($M) $138.74 $133.37 $140.77 Price / Book (%) 128.29% 109.51% 92.11% Price / Tangible Book (%) 139.96% 118.27% 97.87% Price / LTM EPS (X) 9.45 8.38 6.86 F&M Trust Franklin Financial Services Corporation 21 1See GAAP versus Non-GAAP reconciliation

Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of September 30, 2022 2022 Franklin Financial Median PA Banks Peer1 Trust 0.41% 0.02% Service Charges on Deposits 0.15% 0.10% Gain on Sale of Loans 0.05% 0.04% Other 0.22% 0.27% Total Noninterest Income2 0.91% 0.59% F&M Trust Franklin Financial Services Corporation 22 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of June 30, 2022; Source: S&P Global Market Intelligence; 2Excludes gains on securities

Stable, Low-Cost Core Deposits Cost of Deposits (%) 1.20 1.00 0.80 0.60 0.40 0.20 0.64 0.32 0.13 0.14 0.00 2019 2020 2021 9/30/20221 Franklin Financial Deposit Mix ($000’s) Retail Time $59,858 4% Demand Deposits $317,719 19% NOW & Other Transaction $592,636 35% MMDAs & Savings $734,770 43% F&M Trust Franklin Financial Services Corporation 23 1For the year-to-date period

Diversified Loan Portfolio Loans Outstanding1 ($000’s) $52,290 $21,742 $215 $205 $1,000,000 $41,140 $41,846 $38,227 $37,913 $800,000 $105,639 $111,232 $124,481 $132,530 $600,000 $145,279 $150,232 $122,073 $12,039 $400,000 $212,030 $208,615 $212,635 $216,003 $200,000 $73,049 $74,407 $103,093 $103,005 $- $389,723 $68,706 $406,956 $77,533 $435,953 $71,101 $441,161 $66,936 12/31/2020 12/31/2021 6/30/2022 9/30/2022 Commercial Real Estate Commercial (C&I) 1-4 Family State/Muni Loans Construction Ag, Consumer and Other Paycheck Protection Program Purchased Participations F&M Trust Franklin Financial Services Corporation 24 1Purchased participations are included as part of the loans outstanding

Investment and Trust Services Total and New Assets Under Management ($000’s) $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- 111742 920631 1032373 39231 104881 838852 943733 62022 104127 810970 915097 8216 March 2022 June 2022 September 2022 Brookerage Trust Total New Assest Under Management (YTD) F&M Trust Franklin Financial Services Corporation 25

Strong Credit Quality Nonperforming Assets1 / Assets (%) 0.60% 0.50% 0.40% 0.30% 0.20% 1.00% 0.00% 0.57% 0.42% 0.31% 0.30% 12/31/2020 12/31/2021 6/30/2022 9/30/2022 F&M Trust Franklin Financial Services Corporation 26 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M Trust Franklin Financial Services Corporation 27

Appendix 28 F&M Trust Franklin Financial Services Corporation

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 9/30/2022 Quarter Ended 6/30/2022 Quarter Ended 9/30/2021 Shareholders’ equity $108,151 $121,797 $152,838 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 99,135 112,781 143,822 Shares outstanding (in thousands) 4,396 4,422 4,431 Tangible book value (non-GAAP) $22.55 $25.50 $32.46 Efficiency Ratio Noninterest expense $12,200 $12,029 $10,986 Net interest income 14,063 12,111 11,594 Plus tax equivalent adjustment to net interest income 346 350 365 Plus noninterest income, net of securities transactions1 3,739 4,106 4,397 Total revenue 18,148 16,567 16,356 Efficiency Ratio (non-GAAP) 67.23% 72.61% 67.17% F&M Trust Franklin Financial Services Corporation 29 1Excludes securities gains in all periods